ACCOUNTS AND OTHER RECEIVABLE, NET - Allowance For Doubtful Accounts (Details) - Accounts and other receivables - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Reconciliation of changes in allowance account for credit losses of financial assets [abstract]
Loss allowance - beginning	$ 65	$ 60	$ 38
Add: increase in allowance	22	20	34
Deduct: bad debt write offs	(18)	(7)	(12)
Foreign currency translation and other	(5)	(8)	0
Loss allowance - ending	$ 64	$ 65	$ 60